Item 1: Report to Shareholders

Short-Term Bond Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Fellow Shareholders

Investment-grade bonds generated unexpectedly good returns during the 6- and 12-month periods ended May 31, 2005. Long-term securities were particularly strong as their yields declined even though the Federal Reserve has raised short-term interest rates eight times since June 2004. Shorter-term bonds were positive during both periods, but their returns were less robust since yields in this segment of the market ranged from flat to slightly higher. Your fund posted modest gains in this low-yield environment, outpacing its benchmarks.

MARKET ENVIRONMENT

Twelve months ago, strong U.S. economic growth and signs of rising inflation prompted the Federal Reserve to caution investors that it would begin raising short-term rates from the low levels that had prevailed for several years. From June 2004 through May 2005, the central bank gradually lifted the federal funds target rate—an overnight lending rate—from a 46-year low of 1.00% to 3.00% in eight quarter-point increments. Despite these rate increases and higher oil prices, the economy continued to expand steadily over the last year.

Money market yields, which closely track the fed funds rate, rose substantially over the last 12 months. In contrast, long-term interest rates declined, which was highly unexpected by most market observers. As a result, the difference between short- and long-term interest rates significantly narrowed during our fiscal year, resulting in a flattening of the Treasury yield curve (a graphic depiction of the relationship between short- and longer-term yields).

Short-term bonds delivered modest returns during the past six months. Long-term bond returns were generally favorable during the period, and Treasuries and municipal bonds with long maturities fared better than corporate securities. Investment-grade corporate and mortgage-backed bonds lagged somewhat, while high-yield issues were flat. For the 12-month period, bond returns were more robust. The Lehman Brothers U.S. Aggregate Index, which measures the performance of domestic investment-grade taxable bonds, returned 2.90% in the last six months and 6.82% for the full year.

PERFORMANCE

Your fund generated modest gains during the 6- and 12-month periods ended May 31, 2005, surpassing the Lehman Brothers 1-3 Year U.S. Government/Credit Index and the Lipper peer group over both periods. The fund’s net asset value declined two cents from the end of November to $4.73 at the end of May in a challenging environment, but dividends contributed $0.08 per share, resulting in a positive total return for the six-month period. For the 12-month cycle, the net asset value fell $0.03 but dividends amounting to $0.14 per share put the annual return in positive territory.

PERFORMANCE COMPARISON
Periods Ended 5/31/05	6 Months	12 Months
Short-Term Bond Fund	1.15%	2.32%
Lehman Brothers 1-3 Year
U.S. Government/Credit Index	0.98	2.03
Lipper Short Investment Grade
Debt Funds Average	0.88	2.10
Please see the fund’s quarter-end returns following this letter.

We would like to take this opportunity to welcome investors in our Advisor Class shares, which commenced operations on December 31, 2004. As you know, the objective of the fund is to provide greater income than is available from a money market fund, but with a higher degree of principal risk.

During the past six months, we continued to avoid shorter-term securities with their lower yields and were, therefore, able to generate higher income than many competing funds. Early in the year, our exposure to mortgage-backed bonds benefited performance and kept volatility to a minimum. In March, however, we lowered our mortgage holdings as the yield curve began to flatten (see our comments about the yield curve in the previous section); a flat yield curve usually has a negative impact on mortgage-backed securities.

PORTFOLIO CHARACTERISTICS
Periods Ended	11/30/04	5/31/05
Price Per Share	$4.75	$4.73
Dividends Per Share
For 6 Months	0.06	0.08
For 12 Months	0.13	0.14
30-Day Dividend Yield *	2.87%	3.46%
30-Day Standardized
Yield to Maturity *	2.86	3.63
Weighted Average Maturity (years)	2.40	2.20
Weighted Average Effective
Duration (years)	1.70	1.52
* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at the end of the period.
Note: Yield will vary and is not guaranteed.

We added to our holdings of Treasury inflation-protected securities (TIPS) earlier this year, and the move proved beneficial as TIPS outperformed regular Treasuries in subsequent months. Throughout the period, we continued to beef up these positions since we expect them to perform well as inflationary pressures build in coming months. In addition, we initiated positions in Mexican and Italian government bonds. Results have been mixed due to the fluctuation of the dollar versus the euro and the peso; a weaker dollar helps investors in non-U.S. dollar-denominated securities.

We maintained an overweighting in corporate bonds as steady demand and healthy supply lent support to this segment of the fixed-income market. While the credit fundamentals remain strong in a growing economy, we have grown concerned about the impact that individual corporate events could have on the corporate market. While we lowered our exposure to more volatile BBB securities, such as automobile bonds, we have kept a relatively high weighting here in an effort to take advantage of the loftier yields. We also added positions in corporate floating-rate notes in an effort to participate in the benefits provided by rising shorter-term interest rates and a flattening yield curve.

The portfolio’s weighted average duration slipped from 1.7 to 1.5 years during the past six months, which enhanced performance in a rising rate environment for short-term bonds. (Duration is a measure of a bond fund’s sensitivity to interest rates; see the Glossary for a more detailed explanation.)

At the end of May, 31% of the portfolio was allocated to AAA securities, 21% to agencies (including GNMAs and collateralized mortgage obligations), 7% to AA, 19% each to A and BBB, and the balance to BB and unrated bonds. Corporate bonds and notes amounted to 47% of portfolio net assets, mortgage-backed securities 21%, asset-backed securities 10%, and the remaining 22% was divided among U.S. Treasuries and agency obligations, non-U.S. dollar bonds, and reserves.

OUTLOOK

We expect the economy to grow about 4% in 2005, roughly the same rate as last year. We believe cost and price pressures will continue to build in coming months as the economy expands, but we expect any pickup in inflation to be moderate and well contained by the Federal Reserve’s monetary policy. Toward that end, the Fed is likely to continue its program of raising short-term interest rates at the measured pace it has adopted since June 2004. In this type of environment, with the economy growing moderately, longer-term yields increasing more slowly than short-term rates (or possibly declining further), and inflation under control, shorter-term bonds should perform reasonably well.

Short-term fixed-income securities offer portfolio diversification, are less volatile than equities and long-term bonds, generate income that can help offset principal losses, and provide a relatively safe haven in periods of geopolitical instability. We expect to maintain a fairly short portfolio duration relative to our benchmarks in an effort to capture higher yields more quickly as short-term rates rise. We believe short-term bonds should be able to absorb any future rate hikes as long as Fed policy continues as it has over the past 12 months.

As always, we will continue to monitor conditions closely and look for opportunities as they become available in a changing economic environment.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the fund’s Investment Advisory Committee

June 17, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

PROSPECTUS UPDATE

SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2004

This updates the Short-Term Bond Fund’s prospectus dated October 1, 2004. Footnote (a) to Table 2 of the prospectus is replaced with the following:

Effective October 1, 2004, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through September 30, 2006, which would cause the fund’s ratio of expenses to average net assets to exceed 0.55% . Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s expense ratio is below 0.55%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

RISKS OF FIXED-INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Lehman Brothers 1-3 Year U.S. Government/Credit Index: A total return index that incorporates all bonds in both the Treasury Bond Index and the Agency Bond Index, as well as U.S. corporate and some foreign debentures and secured notes, with maturities of one to three years.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SHORT-TERM BOND FUND

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/05	1 Year	5 Years	10 Years
Short-Term Bond Fund	2.32%	5.23%	5.15%
Lehman Brothers 1-3 Year
U.S. Government/Credit Index	2.03	5.18	5.43
Lipper Short Investment Grade
Debt Funds Average	2.10	4.39	4.86
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE SHORT-TERM BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Actual	$1,000.00	$1,011.50	$2.76
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.19	2.77
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.55%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS
Periods Ended 6/30/05	1 Year	5 Years	10 Years

Short-Term Bond Fund	2.39%	5.09%	5.12%
Lehman Brothers 1-3 Year U.S.
Government/Credit Index	2.23	5.00	5.39
Lipper Short Investment Grade
Debt Funds Average	2.31	4.24	4.81

Current performance may be higher or lower than the quoted past performance, which can not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FINANCIAL HIGHLIGHTS		For a share outstanding throughout each period

Investor Class
	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$4.76	$4.87	$4.75	$4.71	$4.52

Investment activities
Net investment income (loss)	0.14*	0.14*	0.19*	0.25*	0.28*
Net realized and
unrealized gain (loss)	(0.03)	(0.11)	0.12	0.04	0.19

Total from
investment activities	0.11	0.03	0.31	0.29	0.47

Distributions
Net investment income	(0.14)	(0.14)	(0.19)	(0.25)	(0.28)

NET ASSET VALUE
End of period	$4.73	$4.76	$4.87	$4.75	$4.71

Ratios/Supplemental Data
Total return^	2.32%*	0.54%*	6.74%*	6.24%*	10.61%*
Ratio of total expenses to
average net assets	0.55%*	0.55%*	0.55%*	0.55%*	0.59%*
Ratio of net investment
income (loss) to average
net assets	2.85%*	2.67%*	3.85%*	5.11%*	5.99%*
Portfolio turnover rate	56.0%¤	69.5%	110.1%	49.9%	77.6%v
Net assets, end of period
(in millions)	$1,292	$1,596	$1,052	$696	$469

*	Excludes expenses in excess of a 0.55% contractual expense limitation in effect through 9/30/06.
^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions
(see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended
May 31, 2005 would have been 53.3%.
v	Excludes the effect of the acquisition of Summit Limited-Term Bond Fund’s and Short-Term U.S. Government’s
Fund’s assets.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Advisor Class
12/31/04
Through
5/31/05**
NET ASSET VALUE
Beginning of period	$4.76

Investment activities
Net investment income (loss)	0.04
Net realized and unrealized gain (loss)	0.01

Total from investment activities	0.05
Distributions
Net investment income	(0.07)

NET ASSET VALUE
End of period	$4.74

Ratios/Supplemental Data
Total return^	0.98%
Ratio of total expenses to
average net assets	0.81%†
Ratio of net investment
income (loss) to average
net assets	2.57%†
Portfolio turnover rate	56.0%¤
Net assets, end of period
(in thousands)	$5,023

^	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.
¤	The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions
(see Note 2); had these transactions been excluded from the calculation, the portfolio turnover for the year ended
May 31, 2005 would have been 53.3%.
†	Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	$ Par/Shares	Value
(Amounts in 000s)
CORPORATE BONDS AND NOTES 49.3%

Banking and Finance 15.6%
AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07	3,450	3,518
Allstate Financial Global Funding, 144A, 5.25%, 2/1/07	4,500	4,587
Bank of America, 5.25%, 2/1/07	7,000	7,149
Bank One, 6.50%, 2/1/06	3,000	3,054
CIT Group
4.125%, 2/21/06	5,162	5,176
5.50%, 11/30/07	3,000	3,093
Citigroup, 5.75%, 5/10/06	6,000	6,093
Countrywide Home Loans, 4.125%, 9/15/09	7,000	6,898
Fifth Third Bank, 2.70%, 1/30/07	3,000	2,944
First Data, 4.50%, 6/15/10	4,000	4,016
First Union, 7.55%, 8/18/05	4,750	4,791
Goldman Sachs Group, VR, 3.245%, 7/2/07	3,000	3,003
HBOS Treasury Services, 144A, 3.125%, 1/12/07	8,000	7,900
Household Finance, 5.75%, 1/30/07	4,330	4,445
ING Security Life Instl, 144A, 2.70%, 2/15/07	9,000	8,797
International Lease Finance, 3.75%, 8/1/07	7,500	7,408
JP Morgan Chase, 3.125%, 12/11/06	5,800	5,734
Key Bank, 4.412%, 3/18/08	2,500	2,518
Keycorp, 4.70%, 5/21/09	2,100	2,133
Landwirtschaftliche Rentenbank, 3.75%, 6/15/09	5,000	4,943
Marsh & McLennan, 3.625%, 2/15/08	3,500	3,415
Marshall & Ilsley Bank
2.625%, 2/9/07	3,000	2,943
3.80%, 2/8/08	5,000	4,957
4.125%, 9/4/07	2,160	2,164
MassMutual Global Funding II, 144A, 3.25%, 6/15/07	6,430	6,325
MBNA, VR, 3.64%, 5/5/08	6,000	5,993
Merrill Lynch
7.00%, 3/15/06	225	230
VR, 4.42%, 3/2/09	7,000	7,043
Midland Bank, 7.625%, 6/15/06	4,300	4,466
Morgan Stanley Dean Witter, 6.10%, 4/15/06	3,450	3,517
National Rural Utilities, 3.875%, 2/15/08	9,255	9,200
Regions Bank, 2.90%, 12/15/06	5,635	5,554
SLM Corporation, VR, 4.13%, 4/1/09	10,000	9,893
St. Paul Companies, 5.75%, 3/15/07	2,475	2,540
Swedish Export Credit, 2.875%, 1/26/07	6,015	5,941
Travelers Property Casualty, 3.75%, 3/15/08	1,770	1,740
U.S. Bank, 2.87%, 2/1/07	7,000	6,874
Wachovia
7.45%, 7/15/05	2,000	2,010
VR, 3.18%, 7/20/07	3,000	3,001
Wells Fargo, 4.20%, 1/15/10	9,500	9,480
World Savings Bank, 4.125%, 12/15/09	7,000	6,978
		202,464
Consumer Products and Services 8.5%
Abbott Laboratories, 5.625%, 7/1/06	4,225	4,307
AOL Time Warner, 6.125%, 4/15/06	6,150	6,257
Bunge Limited Finance, 4.375%, 12/15/08	5,950	5,918
Cargill, 144A, 6.25%, 5/1/06	6,500	6,640
Chancellor Media, 8.00%, 11/1/08	6,100	6,572
Clorox, 144A, VR, 3.125%, 12/14/07	3,750	3,750
Comcast Cable, 8.375%, 5/1/07	5,500	5,922
CVS, 4.00%, 9/15/09	5,000	4,940
Dayton Hudson, 7.50%, 7/15/06	2,500	2,600
Harrah's Operating, 7.125%, 6/1/07	7,100	7,437
Home Depot, 3.75%, 9/15/09	5,290	5,197
IBM
2.375%, 11/1/06	5,500	5,388
3.80%, 2/1/08	8,500	8,454
Jones Apparel Group, 7.875%, 6/15/06	2,600	2,695
Kraft Foods, 4.625%, 11/1/06	4,850	4,888
Kroger, 7.80%, 8/15/07	5,000	5,336
McCormick
3.35%, 4/15/09	5,000	4,860
6.40%, 2/1/06	3,400	3,454
Merck, 2.50%, 3/30/07	4,700	4,582
Motorola, 5.80%, 10/15/08	5,750	5,981
Viacom, 5.625%, 5/1/07	4,440	4,527
		109,705
Energy 1.8%
Amerada Hess, 7.375%, 10/1/09	3,550	3,909
BP Canada Finance, 3.375%, 10/31/07	2,700	2,668
Devon Energy, 2.75%, 8/1/06	4,600	4,530
Encana, 4.60%, 8/15/09	5,600	5,651
Pemex Project Funding Master Trust, 144A, VR, 4.31%, 6/15/10	7,000	7,176
		23,934
Industrial 7.2%
Alcoa, 4.25%, 8/15/07	2,475	2,485
American Honda Finance, 144A, 2.875%, 4/3/06	4,400	4,371
Caterpillar Financial Services, 2.35%, 9/15/06	6,500	6,379
DaimlerChrysler, 4.75%, 1/15/08	5,000	4,984
Dow Chemical, 7.00%, 8/15/05	6,000	6,042
Ford Motor Credit
6.50%, 1/25/07	2,750	2,758
VR, 4.00%, 3/21/07	2,250	2,159
General Electric, VR, 2.743%, 10/24/05	2,665	2,665
General Electric Capital, 5.00%, 6/15/07	6,000	6,110
GMAC, 6.75%, 1/15/06	6,000	6,039
Hertz, VR, 4.419%, 8/5/08	2,250	2,187
Hutchison Whampoa Finance, 144A, 6.95%, 8/1/07	4,500	4,749
John Deere Capital, 3.90%, 1/15/08	4,000	3,969
Lennar, VR, 3.26%, 3/19/09	5,000	4,998
MeadWestvaco, 2.75%, 12/1/05	3,700	3,677
Nissan Motor Acceptance, 144A, 4.625%, 3/8/10	5,500	5,503
Praxair, 4.75%, 7/15/07	4,000	4,058
Pulte Homes, 4.875%, 7/15/09	4,655	4,684
Ryland Group, 5.375%, 6/1/08	4,000	4,079
Tyco International, 5.80%, 8/1/06	6,200	6,322
Weyerhaeuser, 6.00%, 8/1/06	5,000	5,086
		93,304
Media and Communications 5.1%
BellSouth, VR, 2.919%, 11/15/07	5,200	5,200
Belo, 8.00%, 11/1/08	4,695	5,092
Cox Enterprises, 144A, 4.375%, 5/1/08	6,150	6,070
Deutsche Telekom International Finance, 3.875%, 7/22/08	4,000	3,955
France Telecom, STEP, 7.45%, 3/1/06	6,100	6,255
News America Holdings, 7.375%, 10/17/08	5,800	6,308
Telecom Italia Capital, 144A, 4.00%, 1/15/10	7,000	6,785
Telefonica Europe, 7.35%, 9/15/05	3,000	3,031
Telefonos De Mexico, 4.50%, 11/19/08	5,545	5,493
Telus, 7.50%, 6/1/07	5,000	5,297
Verizon Global Funding, 6.125%, 6/15/07	5,000	5,189
Verizon Wireless, 5.375%, 12/15/06	7,600	7,747
		66,422
Other 2.2%
New South Wales Treasury, 6.50%, 5/1/06 (AUD)	17,250	13,225
United Mexican States, 8.00%, 12/28/06 (MXN)	169,875	15,236
		28,461
Transportation Services 0.3%
Union Pacific, 5.75%, 10/15/07	4,000	4,139
		4,139
Utilities 8.6%
Alabama Power, 3.50%, 11/15/07	7,000	6,914
Appalachian Power, VR, 3.42%, 6/29/07	3,350	3,349
Arizona Public Service, 7.625%, 8/1/05	5,000	5,029
CE Electric UK Funding, 144A, 6.995%, 12/30/07	2,370	2,473
Centerpoint Energy, 5.875%, 6/1/08	5,000	5,213
Dominion Resources
4.125%, 2/15/08	3,000	2,982
Series B, 7.625%, 7/15/05	3,000	3,015
Duke Capital, 4.302%, 5/18/06	6,000	6,005
Energy East, 5.75%, 11/15/06	5,750	5,872
Enterprise Products Operations, 4.00%, 10/15/07	3,750	3,712
FirstEnergy, 5.50%, 11/15/06	3,175	3,236
Niagara Mohawk, 7.75%, 10/1/08	2,200	2,439
NiSource Finance, VR, 3.854%, 11/23/09	6,500	6,545
Panhandle Eastern Pipeline, 2.75%, 3/15/07	6,000	5,852
Pepco Holdings, 5.50%, 8/15/07	5,000	5,124
PG&E, VR, 3.82%, 4/3/06	726	726
Pinnacle West Capital, 6.40%, 4/1/06	2,300	2,345
PPL Capital Funding, 4.33%, 3/1/09	4,000	3,955
Progress Energy, 5.85%, 10/30/08	5,100	5,313
PSEG Power, 6.875%, 4/15/06	5,345	5,473
Sempra Energy, VR, 3.318%, 5/21/08	5,450	5,468
Southern California Edison, 8.00%, 2/15/07	2,289	2,431
TXU Energy
6.125%, 3/15/08	2,900	3,004
VR, 3.92%, 1/17/06	1,167	1,167
Westar Energy, 7.875%, 5/1/07	5,055	5,385
Western Power Distribution Holdings, 144A, 6.875%, 12/15/07	2,700	2,811
Wisconsin Electric Power, 3.50%, 12/1/07	5,625	5,538
		111,376
Total Corporate Bonds and Notes (Cost $643,932)		639,805

ASSET-BACKED SECURITIES 11.5%

Aesop Funding II, Series 2003-5A, Class A1, 144A
2.78%, 12/20/07	6,350	6,266
Bank One Auto Securitization Trust, Series 2003-1, Class A3
1.82%, 9/20/07	9,822	9,739
BankBoston Home Equity Loan Trust, Series 1998-2, Class A6
6.64%, 12/25/28	4,069	4,180
BMW Vehicle Owner Trust, Series 2003-A, Class A3
1.94%, 2/25/07	2,934	2,925
Capital Auto Receivables Asset Trust
Series 2002-2, Class A4, 4.50%, 10/15/07	1,636	1,637
Series 2004-1, Class A4, 2.64%, 11/17/08	9,000	8,775
Series 2004-1, Class CTFS, 2.84%, 9/15/10	7,000	6,819
Capital One Master Trust, Series 1998-1, Class A, 6.31%, 6/15/11	9,000	9,573
Chase Funding Mortgage Loan, Series 2002-4, Class 2A1
VR, 3.46%, 10/25/32	2,163	2,169
Chase Manhattan Auto Owner Trust, Series 2001-B, Class CTFS
3.75%, 5/15/08	287	287
Citibank Credit Card Issuance Trust
Series 2000-A3, Class A3, 6.875%, 11/15/09	3,700	3,950
Series 2001-A6, Class A6, 5.65%, 6/16/08	7,000	7,134
GS Auto Loan Trust, Series 2004-1, Class A3, 2.13%, 11/15/07	3,000	2,970
Harley-Davidson Motorcycle Trust
Series 2001-1B, Class CTFS, 5.29%, 1/15/09	491	494
Series 2003-3, Class A2, 2.76%, 5/15/11	4,700	4,632
Series 2003-4, Class A2, 2.69%, 4/15/11	4,570	4,504
Hertz Vehicle Finance, Series 2004-1, Class A2, 144A
2.38%, 5/25/08	12,500	12,171
Honda Auto Receivables Owner Trust, Series 2003-5, Class A4
2.96%, 4/20/09	9,125	8,995
Household Affinity Credit Card, Series 2003-1, Class A
1.227%, 2/15/10	5,000	5,015
John Deere Owner Trust, Series 2003-A, Class A3, 1.79%, 4/16/07	1,269	1,259
MBNA Credit Card Master Note Trust, Series 2003-C2, Class C2
VR, 2.707%, 6/15/10	5,000	5,127
MBNA Master Credit Card Trust, Series 2000-D, Class A
VR, 3.29%, 9/15/09	10,600	10,637
Navistar Financial Owner Trust, Series 2003-B, Class A3
VR, 3.154%, 4/15/08	10,000	10,018
Nissan Auto Receivables Owner Trust
Series 2002-A, Class A4, 4.28%, 10/16/06	315	317
Series 2004-A, Class A4, 2.76%, 7/15/09	9,000	8,745
Regions Auto Receivables Trust, Series 2002-1, Class A3
2.63%, 1/16/07	896	896
Reliant Energy Transition Bond Trust, Series 2001-1, Class A1
3.84%, 9/15/07	1,360	1,360
Residential Asset Mortgage Products
Series 2003-RZ2, Class A1, CMO, VR, 3.60%, 4/25/33	3,881	3,816
Series 2004-RZ3, Class AI2, VR, 3.42%, 10/25/27	4,000	3,950
Sovereign Bank Home Equity Loan Trust, Series 2000-1, Class A6
7.25%, 2/25/15	497	519
Total Asset-Backed Securities (Cost $151,006)		148,879

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED
SECURITIES 14.5%

U.S. Government Agency Obligations ± 13.5%
Federal Home Loan Mortgage
4.50%, 10/1/07	5,404	5,452
5.00%, 10/1 - 11/1/18	22,525	22,815
6.00%, 11/1/11 - 12/1/19	13,411	13,906
10.00%, 6/1 - 10/1/05	0	0
10.75%, 12/1/09	21	22
CMO
2.37%, 12/15/09	9,383	9,264
3.32%, 12/15/11	3,000	2,926
4.00%, 1/15/22	9,000	8,976
5.00%, 1/15/19 - 1/15/28	39,000	39,750
6.50%, 8/15/23	1,047	1,065
CMO, IO, 4.50%, 5/15/16 - 4/15/18	5,464	779
Federal National Mortgage Assn.
4.50%, 5/1/18	7,898	7,879
5.00%, 1/1/09 - 11/1/18	9,405	9,522
5.50%, 5/1/16 - 12/1/34	15,478	15,865
6.00%, 7/1 - 11/1/13	197	205
ARM
3.375%, 11/1/17	24	24
3.395%, 3/1/19	3	3
3.433%, 12/1/16	4	4
3.567%, 10/1/17	21	22
3.599%, 7/1/27	145	147
3.607%, 3/1/20	16	16
3.65%, 12/1/17 - 11/1/20	71	72
3.652%, 5/1/17	45	46
3.655%, 3/1/18	5	5
3.819%, 10/1/33	12,372	12,448
4.68%, 11/1/21	104	104
4.75%, 6/1 - 7/1/18	21	21
4.961%, 5/1/24	24	25
5.488%, 1/1/19	124	127
CMO
3.50%, 4/25/13	10,000	9,925
6.00%, 6/25/16	181	182
9.00%, 1/25/08	641	663
TBA, 4.50%, 1/1/19	12,800	12,740
		175,000
U.S. Government Obligations 1.0%
Government National Mortgage Assn.
6.00%, 7/15/17	2,349	2,450
7.00%, 9/15/12 - 12/15/13	2,535	2,666
8.00%, 5/15/07	40	41
8.50%, 1/15 - 3/15/06	9	9
9.00%, 12/15/05 - 2/15/06	9	9
9.50%, 8/15 - 10/15/09	1	1
10.00%, 11/15/09 - 10/15/21	66	73
10.50%, 11/15/15	25	27
11.00%, 4/20/14	2	2
11.25%, 7/15 - 8/15/13	34	38
11.50%, 3/15/10 - 12/15/15	278	312
11.75%, 8/15 - 9/15/13	96	109
CMO, 3.878%, 12/16/19	7,856	7,769
		13,506
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $189,339)		188,506

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
5.2%

Banc of America Commercial Mortgage
Series 2003-1, Class A1, CMO, 3.878%, 9/11/36	4,460	4,391
Series 2004-6, Class A1, CMO, 3.801%, 12/10/42	3,407	3,381
Bank of America Mortgage Securities
Series 2003-L, Class 2A2, CMO, , VR, 4.283%, 1/25/34	7,861	7,885
Series 2004-A, Class 2A2, CMO, , VR, 4.137%, 2/25/34	4,671	4,700
Series 2004-H, Class 2A2, CMO, VR, 4.799%, 9/25/34	10,733	10,812
Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6
Class A1, CMO, 3.688%, 11/11/41	2,949	2,928
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1
CMO, 3.787%, 10/15/41	2,232	2,215
Credit Suisse First Boston, Series 2005-C1, Class A-2
CMO, 4.609%, 2/15/38	7,000	7,074
DLJ Commercial Mortgage, Series 1999-CG2, Class A1B
CMO, 7.30%, 6/10/32	5,800	6,387
GMAC Commercial Mortgage Securities, Series 1998-C2, Class A1
CMO, 6.15%, 5/15/35	30	30
Greenwich Capital Commercial Funding, Series 2004-GG1A
Class A2, CMO, 3.835%, 6/10/36	7,500	7,440
Morgan Stanley Dean Witter, Series 2002-TOP7, Class A1
CMO, 5.38%, 1/15/39	4,315	4,475
Prudential Securities Secured Financing, Series 1999-NRF1
Class A1, CMO, 6.074%, 11/1/31	24	24
Ryland-Mercury Savings Trust, Series 1998-MS2, Class A
VR, 3.352%, 10/25/18	17	16
Washington Mutual, Series 2004-AR1, Class A, CMO, VR
4.229%, 3/25/34	5,908	5,760
Total Non-U.S. Government Mortgage-Backed Securities (Cost $68,346)		67,518

U.S. GOVERNMENT & AGENCY OBLIGATIONS
(EXCLUDING MORTGAGE-BACKED) 10.9%

U.S. Government Agency Obligations ± 6.9%
Federal Farm Credit Bank, 1.875%, 1/16/07	30,150	29,267
Federal Home Loan Mortgage
2.75%, 3/15/08	4,500	4,375
2.875%, 9/15/05	20,000	19,968
CMO, 4.105%, 10/27/31	578	577
Federal National Mortgage Assn.
2.50%, 6/15/06	10,000	9,890
3.25%, 8/15/08	14,183	13,914
VR, 5.25%, 2/17/09	12,100	12,158
		90,149
U.S. Treasury Obligations 4.0%
U.S. Treasury Inflation-Indexed Notes
1.875%, 7/15/13 ++	16,309	16,747
3.625%, 1/15/08	22,249	23,727
U.S. Treasury Notes, 1.50%, 7/31/05	11,800	11,773
		52,247
Total U.S. Government & Agency Obligations
(Excluding Mortgage-Backed) (Cost $142,637)		142,396

SHORT-TERM INVESTMENTS 8.7%

Money Market Funds 8.7%
T. Rowe Price Reserve Investment Fund, 3.07% #†	112,148	112,148
Total Short-Term Investments (Cost $112,148)		112,148

FORWARD CURRENCY EXCHANGE CONTRACTS 0.0%

Unrealized Gain (Loss) on Forward Currency Exchange Contracts (2)		319
Total Forward Currency Exchange Contracts		319

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (3)	(134)
Total Futures Contracts	(134)

Total Investments in Securities
100.1% of Net Assets (Cost $1,307,408)	$1,299,437

(1)	Denominated in U.S. dollars unless other-	AUD	Australian dollar
	wise noted	CMO	Collateralized Mortgage Obligation
+	At May 31, 2005, some of the fund’s secu-	EUR	Euro
	rities were valued by the T. Rowe Price	IO	Interest Only security for which the fund
	Valuation Committee, established by the		receives interest on notional principal (par)
	fund’s Board of Directors – See Note 1	MXN	Mexican peso
#	Seven-day yield	STEP	Stepped coupon bond for which the coupon
±	The issuer is a publicly-traded company that		rate of interest will adjust on specified future
	operates under a congressional charter its		date(s)
	securities are neither issued nor guaranteed	TBA	To Be Announced security was purchased
	by the U.S. government.		on a forward commitment basis
++	All or a portion of this security is pledged to	USD	U.S. Dollar
	cover margin requirements on futures con-	VR	Variable Rate; rate shown is effective rate
	tracts at May 31, 2005.		at period-end
†	Affiliated company – See Note 4
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $99,892 and repre-
sents 7.7% of net assets

(2) Open Forward Currency Exchange Contracts at May 31, 2005 were as follows:
Amounts in (000s)
						Unrealized
Counterparty	Settlement	Receive		Deliver		Gain (Loss)
Morgan Stanley	6/1/05	EUR	11,695	USD	15,129	$(686)
Morgan Stanley	6/1/05	USD	15,467	EUR	11,695	1,023
Chase Manhattan	7/5/05	USD	6,551	AUD	8,700	(18)

Net unrealized gain (loss) on open
forward currency exchange contracts						$319

(3) Open Futures Contracts at May 31, 2005 were as follows:
($ 000s)
					Contract	Unrealized
			Expiration		Value	Gain (Loss)
Short, 475 U.S. Treasury 5 year contracts,
$495 par of 1.875% U.S. Treasury
Inflation-Indexed Notes pledged as
initial margin			9/05		$(51,666)	$(133)
Net payments (receipts) of variation
margin to date						(1)
Variation margin receivable (payable)
on open futures contracts						$(134)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value
Affiliated companies (cost $112,148)	$112,148
Non-affiliated companies (cost $1,195,260)	1,187,289

Total investments in securities	1,299,437
Dividends and interest receivable	10,975
Receivable for shares sold	1,478
Due from affiliates	190
Other assets	1,049

Total assets	1,313,129

Liabilities
Investment management fees payable	578
Payable for investment securities purchased	12,693
Payable for shares redeemed	1,646
Due to affiliates	209
Other liabilities	499

Total liabilities	15,625

NET ASSETS	$1,297,504

Net Assets Consist of:
Undistributed net investment income (loss)	$(3,556)
Undistributed net realized gain (loss)	(13,629)
Net unrealized gain (loss)	(7,961)
Paid-in-capital applicable to 274,460,491 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	1,322,650

NET ASSETS	$1,297,504

NET ASSET VALUE PER SHARE
Investor Class
($1,292,481,101/273,399,677 shares outstanding)	$4.73

Advisor Class
($5,023,083/1,060,814 shares outstanding)	$4.74

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)
Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$48,566
Dividend	2,402
Securities lending	1

Total income	50,969

Expenses
Investment management	6,202
Shareholder servicing
Investor Class	2,473
Custody and accounting	211
Prospectus and shareholder reports
Investor Class	101
Registration	77
Legal and audit	17
Directors	8
Proxy and annual meeting	8
Rule 12b-1 fees–Advisor Class	2
Miscellaneous	14
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	192
Expenses (reimbursed by) repaid to manager	(1,055)

Total expenses	8,250
Expenses paid indirectly	(6)

Net expenses	8,244

Net investment income (loss)	42,725

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	(2,957)
Futures	(4,305)
Foreign currency transactions	(148)

Net realized gain (loss)	(7,410)

Change in net unrealized gain (loss)
Securities	(5,072)
Futures	305
Other assets and liabilities
denominated in foreign currencies	327

Change in net unrealized gain (loss)	(4,440)

Net realized and unrealized gain (loss)	(11,850)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$30,875

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,725	$34,846
Net realized gain (loss)	(7,410)	2,797
Change in net unrealized gain (loss)	(4,440)	(31,143)

Increase (decrease) in net assets from operations	30,875	6,500

Distributions to shareholders
Net investment income
Investor Class	(43,714)	(36,742)
Advisor Class	(26)	–

Decrease in net assets from distributions	(43,740)	(36,742)

Capital share transactions *
Shares sold
Investor Class	455,806	1,001,801
Advisor Class	5,260	–
Distributions reinvested
Investor Class	39,841	33,156
Advisor Class	26	–
Shares redeemed
Investor Class	(786,533)	(460,734)
Advisor Class	(279)	–

Increase (decrease) in net assets from
capital share transactions	(285,879)	574,223

Net Assets
Increase (decrease) during period	(298,744)	543,981
Beginning of period	1,596,248	1,052,267

End of period	$1,297,504	$1,596,248

(Including undistributed net investment income (loss) of
($3,556) at 5/31/05 and ($3,248) at 5/31/04)
*Share information
Shares sold
Investor Class	95,893	207,635
Advisor Class	1,115	–
Distributions reinvested
Investor Class	8,390	6,883
Advisor Class	5	–
Shares redeemed
Investor Class	(165,889)	(95,552)
Advisor Class	(59)	–

Increase (decrease) in shares outstanding	(60,545)	118,966

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity. The fund has two classes of shares: the Short-Term Bond Fund original share class, referred to in this report as the Investor Class, offered since March 2, 1984, and Short-Term Bond—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts During the year ended May 31, 2005, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts During the year ended May 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Forward Commitments and Dollar Rolls During the year ended May 31, 2005, the fund purchased To Be Announced (TBA) mortgage backed securities on a forward commitment basis, with payment and delivery at an agreed-upon later date. The fund purchases TBAs with the intention of taking possession of the underlying mortgage securities. The fund may also enter dollar roll transactions, in which it sells a mortgage-backed security and simultaneously purchases a similar, but not identical, TBA with the same issuer, coupon, and terms. The fund accounts for dollar roll transactions as purchases and sales. Accordingly, these transactions increase the fund’s portfolio turnover rate. Losses may occur due to changes in market conditions or the failure of counterparties to perform under the contracts, and actual mortgages received may be less favorable than those anticipated by the fund.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At May 31, 2005, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $458,701,000 and $614,652,000, respectively, for the year ended May 31, 2005. Purchases and sales of U.S. government securities aggregated $304,118,000 and $335,805,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $43,740,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$5,953,000
Unrealized depreciation	(18,550,000)

Net unrealized appreciation (depreciation)	(12,597,000)
Undistributed ordinary income	(2,972,000)
Capital loss carryforwards	(9,577,000)
Paid-in capital	1,322,650,000

Net assets	$ 1,297,504,000

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, $4,311,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2006. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of May 31, 2005, the fund had $1,277,000 of capital loss carryforwards that expire in fiscal 2007, $3,718,000 that expire in fiscal 2008, and $4,582,000 that expire thereafter through fiscal 2013.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$707,000
Undistributed net realized gain	1,698,000
Paid-in capital	(2,405,000)

At May 31, 2005, the cost of investments for federal income tax purposes was $1,312,044,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

	Investor Class	Advisor Class
Expense Limitation	0.55%	0.85%
Limitation Date	9/30/06	9/30/06

Pursuant to this agreement, at May 31, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $2,567,000 remain subject to repayment by the Investor Class. For the year ended May 31, 2005, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $96,000 for Price Associates, $792,000 for T. Rowe Price Services, Inc., and $261,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2005, the fund was charged $175,000 for shareholder servicing costs related to the college savings plans, of which $127,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At May 31, 2005, approximately 3.7% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2005, the fund was allocated $707,000 of Spectrum Funds’ expenses and $116,000 of Retirement Funds’ expenses. Of these amounts, $539,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in due to affiliates in the accompanying financial statements. At May 31, 2005, approximately 14.8% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 2.8% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $2,402,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $112,148,000 and $205,066,000, respectively.

As of May 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 498,335 shares of the Investor Class, aggregating less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Short-Term Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate and expense ratio were generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Chairman of the Board, and Chief Executive Officer,
1983	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00 to
2001	present), and Pacific Rim Mining Corporation (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International Private
2003	Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company
and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1983

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI
1992	Residential Properties Trust

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
** Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1983	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely, CFA (1951)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Jennifer A. Callaghan (1969)	Assistant Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Short-Term Bond Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Patrick S. Cassidy, CFA (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Bridget A. Ebner (1970)	Employee, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Short-Term Bond Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Trust Company

Michael J. Grogan, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Short-Term Bond Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Short-Term Bond Fund	T. Rowe Price Investment Services, Inc.

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Short-Term Bond Fund

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Short-Term Bond Fund	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,460	$9,296
Audit-Related Fees	1,065	847
Tax Fees	2,585	2,569
All Other Fees	307	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Short-Term Bond Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005